Chart Completes Acquisition of Howden March 17, 2023 NYSE: GTLS Exhibit 99.2

Forward-Looking Statements Certain statements made in this investor presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning Chart’s business plans, including statements regarding objectives, future orders, revenues, margins, earnings, performance or outlook, business or industry trends and other information that is not historical in nature. Forward-looking statements may be identified by terminology such as "may," "will," "should," "could," "expects," "anticipates," "believes," "projects," "forecasts," “indicators”, “outlook,” “guidance,” "continue," “target,” or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by Chart are made based on management's expectations and beliefs concerning future events impacting Chart and are subject to uncertainties and factors relating to Chart’s operations and business environment, all of which are difficult to predict and many of which are beyond Chart’s control, that could cause Chart’s actual results to differ materially from those matters expressed or implied by forward-looking statements. Factors that could cause Chart’s actual results to differ materially from those described in the forward-looking statements include: Chart may be unable to achieve the anticipated benefits of the acquisition of Howden (the “Acquisition”) (including with respect to estimated future cost synergies); revenues following the Acquisition may be lower than expected; operating costs, customer losses, and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers and suppliers) resulting from the Acquisition may be greater than expected; slower than anticipated growth and market acceptance of new clean energy product offerings; inability to achieve expected pricing increases or continued supply chain challenges including volatility in raw materials and supply; risks relating to the outbreak and continued uncertainty associated with the coronavirus (COVID-19) and the conflict between Russia and Ukraine, including potential energy shortages in Europe and elsewhere and the other factors discussed in Item 1A (Risk Factors) in Chart’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully. Chart undertakes no obligation to update or revise any forward-looking statement. Use of Non-GAAP Financial Information This presentation contains non-GAAP financial information, including estimated future cost synergies, commercial synergies, free cash flow, adjusted EBITDA and adjusted diluted EPS attributable to Chart as a result of the Acquisition. Chart believes these forward-looking non-GAAP measures are of interest to investors and facilitate useful illustrations of Chart’s estimated future financial results, and this information is used by Chart in evaluating internal performance. With respect to Chart’s estimated future financial results, Chart is not able to provide a reconciliation of each non-GAAP financial measure presented because certain items may have not yet occurred or are out of Chart’s control and/or cannot be reasonably predicted , and therefore such reconciliations are not available without unreasonable efforts. About Chart Chart is a leading diversified global manufacturer of highly engineered equipment servicing multiple market applications in Energy and Industrial Gas. The majority of Chart's products are used throughout the liquid gas supply chain for purification, liquefaction, distribution, storage and end-use applications, a large portion of which are energy-related. Chart has domestic operations located across the United States and an international presence in Asia, Australia, Europe and the Americas. For more information, visit: http://www.chartindustries.com Forward-Looking Statements

Benefits of the Combination More first-of-a-kind full solution opportunities in the Nexus of Clean™ Less cyclicality: expands aftermarket, service and repair, and creates balance between project-based and book and ship orders Expands geographic manufacturing footprint Reduces customer concentration More commercial access to regions with high growth potential (i.e., Africa, S. Korea, and Chile) All mission critical equipment in-house for any molecule process technology, with virtually no overlapping products Doubles the engineering team for further innovation and early design work on full solution renewables projects Adds end markets where decarbonization is a theme (energy recovery, electrification, and nuclear)

Combined Solutions Across the Nexus of Clean™

Integrated Digital Offering

Clean End Market	Solution	Chart Process Technologies: Wholly-Owned	Chart Process Technologies: Minority Ownership	CHART Cooler By Design.	Howden
Clean Power	▪ Hydrogen ▪ Helium ▪ LNG ▪ Biogas ▪ **Nuclear** ▪ **Energy recovery** ▪ **Biofuel / synfuels** ▪ **Biomass**	Cryo Technologies CHART Cooler By Design.	TRANSFORM MATERIALS McPhy	▪ BAHX ▪ ACHX ▪ Bulk & Microbulk ▪ Fans ▪ Transports ▪ Valves / Vaporizers ▪ Expanders ▪ Liquefiers ▪ Cold Boxes	▪ **Fans** ▪ **Compressors** ▪ **Blowers** ▪ **Heaters** ▪ **Steam Turbines** ▪ **SaaS**
Clean Water	▪ Water& Wastewater Treatment ▪ Desalination	BlueInGreen AdEdge		▪ Bulk tanks ▪ Dissolution equipment ▪ Vaporizers ▪ Cryo-lease	▪ **Blowers** ▪ **SaaS**
Clean Food, Beverage & Agriculture	▪ Carbon capture ▪ Beverage & Food	Earthly Labs		▪ Microbulk tanks ▪ Dosers ▪ Vaporizers ▪ Transports	▪ **Compressors** ▪ **SaaS**
Clean Industrials	▪ CCUS ▪ **Metals processing** ▪ **Chemicals / Petrochem** ▪ **Cement** ▪ **Mining** ▪ **Marine** ▪ **Refrigeration** ▪ Gas By Rail	SES INNOVATION A Chart Industries Company	Svante TRANSFORM MATERIALS	▪ Heat exchangers ▪ Storage tanks ▪ Vaporizers ▪ VIP/VJP ▪ Transports ▪ Liquefiers ▪ Cold Boxes ▪ Expanders	▪ **Fans** ▪ **Compressors** ▪ **Blowers** ▪ **Steam Turbines** ▪ **Heaters** ▪ **VentSim Software** ▪ **SaaS**

Howden additions (orange dashed box) — Where Howden helps Chart's presence and penetration (green dashed box)

GTLS: GAS TO LIQUID SYSTEMS®

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Howden Product Portfolio VentSim™ Design Uptime Software & Digital Reciprocating Screw Diaphragm Centrifugal Compressors Gas-Gas Heater Air Preheater Rotary Heaters Blowers & Fans Rotary Blowers Turbo Blowers Centrifugal Fans Cooling Fans Steam Turbines Multi-Stage Single-Stage

Expanding Exposure to Additional Markets Howden additions LNG Food & Beverage Biofuels Marine Systems Critical Care Metal Mining Energy & Chemical Hydrogen Space Cannabis Lasers Tunnel & Metro Biomass Over the Road CCUS Molecules by Rail Water Nuclear Energy Recovery Industrial Gas

How We Think About The Business

One Chart Global Commercial Team

One Chart Global Engineering Team

One Chart Global Products – Operations – Aftermarket

Heat Transfer Systems





Specialty Products





Repair, Service & Leasing





Cryo Tank Solutions



YARAPRAXAIR

One Chart

	Heat Transfer Systems	Specialty Products	Repair, Service & Leasing	Cryo Tank Solutions
Chart	**Chart New Build Products** • Air Cooled Heat Exchangers (ACHX) • Brazed Aluminum Heat Exchangers • Cold Boxes • Nitrogen Rejection Units (NRU) • Integrated systems • High Efficiency Flow Fans	**Chart New Build Products** • Dosing equipment • HLNG vehicle tanks • Fueling Stations • LNG by Rail (Gas By Rail Offering) • Hydrogen equipment • Water treatment (PFAS remediation) • Carbon Capture equipment	**Chart Aftermarket** • Repair and service • Aftermarket parts and maintenance • Global Leasing • Installations • Full lifecycle	**Chart New Build Products** • Bulk and Micro Bulk Storage Tanks • ISO Containers • Packaged Gas Systems • Non-specialty mobile equipment • Vaporizers

Howden	**Howden New Build Products**
	• Compressors
	• Blowers & fans
	• Rotary heaters
	• Steam turbines
	• VentSim™
		Howden New Build Products
		• Compressors
		• Blowers & fans
		• Rotary heaters
		• Steam turbines
		• VentSim™
			Howden Aftermarket (47% of revenue '22)
			• Spare parts
			• Retrofits
			• Service
			• Software & digital Uptime
				Howden New Build Products
				• Related to Industrial end markets
				  • Compressors
				  • Blowers & fans
				  • Rotary heaters
				  • Steam turbines

02/15/2022 | 7

Combination Reduces Chart's Cyclicality

CHART
Cooler By Design.

	Chart 2008 - 2018	Chart FYE 12/31/2022	Chart + Howden
1	>90% of sales related to traditional O&G and industrial gas	38% of sales related to traditional O&G and industrial gas	28% of sales related to traditional O&G and industrial gas
2	One Big LNG project in 10 years	Multiple Big LNG and other mid/ small scale LNG	Diversity with balance of book and ship and project backlog
3	Zero aftermarket, service & repair	14% aftermarket, service & repair	31% aftermarket, service & repair
4	Heavy US customer base	~50-50% North America/ International	~50-50% North America/ International with broad geographic manufacturing & other facilities
5	Limited long-term agreements (LTAs) and no long-term service and repair agreements (LTSAs)	Multiple LTAs in place and customers adding LTSAs in Europe and North America	Increased customer base with LTAs and LTSAs in place and ability to immediately add monitoring capabilities to existing base

GTLS: GAS TO LIQUID SYSTEMS® 8

Complementary Exposure to Specialty Markets

Market	What is in this category	Approximate % of annual revenue				Growth Drivers
		Chart	Howden	Combined	Estimated Mkt growth opportunity	
Aftermarket, repair, and service	• **Field service** • **Remote monitoring** • **Spare parts**	13%	48%	31%	+20%	▪ Penetration of existing installed base ▪ Digital Uptime deployment ▪ Field service increasing with new builds and retrofits ▪ Continued expansion of 3rd party service capabilities
Energy transition & renewables (new build)	• **Hydrogen** • **Biofuels & Synfuels** • **CCUS** • **Nuclear** • **LNG** • **Electrification** • **Water treatment** • **Infrastructure** • **Food & beverage**	49%	32%	41%	+20% to 30%	▪ Carbon emission reduction targets ▪ Government national hydrogen strategies ▪ Public sector incentives and taxes
Industrials (new build)	• **Industrial gas** • **Cement** • **Marine** • **Metals**	27%	14%	19%	~4-5%	▪ These markets are moving to ESG with CCUS and other alternatives ▪ Marine IMO2020 ▪ Moving to green metals
Traditional Energy (new build)	• **Oilfield applications** • **Petrochemical**	12%	6%	9%	~4-5%	▪ Traditional oil and gas and coal are moving toward efficiencies in existing asset base

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$ billions Chart TAM as of 02/24/2023 Howden TAM Estimate Combined TAM End-use of Products Near-term TAM(1) 2030 TAM CAGR(2) Near-term TAM(1) 2030 TAM CAGR (2) Near-term TAM(1) 2030 TAM CAGR(2) Hydrogen Biofuels & Synfuels Nuclear Energy recovery $4.50 26.8% $6.40 28.5% $11.00 27.8% CCUS Marine 1.00 27.5% 1.10 33.3% 2.10 30.8% Food & beverage Cannabis Lasers Space 1.20 10.1% 0.25 9.1% 1.45 10.0% Electrification Clean Infrastructure OTR vehicles Rail Water treatment 3.00 16.5% 4.60 12.1% 7.60 14.0% $9.70 22.7% $12.35 24.3% $22.15 23.6% Specialty Products: Total Addressable Market Increase Near-term TAM is defined as cumulative addressable market opportunity now through 2026. Source: internal estimates 2030 TAM is defined as cumulative addressable market opportunity now through 2030. Source: internal estimates

Howden & Chart Cost and Commercial Synergies 1 Additional cost synergy opportunities identified Footprint consolidation – numerous additional offices and other sites resulting in identified $25M+ in additional potential synergies, exceeding our initial target Consolidate Chart’s existing repair and refurbishment activities in Czech Republic into Howden’s CZ repair site Howden China can utilize Chart’s pressure vessel for compression skids, digital NDT X-Ray Detailed insourcing options providing further opportunities including China in-house sourcing of electrical panels Additional commercial synergy opportunities identified Utilize Howden EU repair for calibration support for Chart’s Flowcom offering Specific customers in sustainable fuels and marine that are working on e-methanol looking for total solution, process optimization and a reliable partner for all critical components have approached us to discuss partnering Potential for cold box assembly in Howden (Weihai, China), adding potential for another CB region Original Expected Commercial Synergies Original Expected Annualized Cost Synergies million million million million

FY 2023 (Calendar) Chart Industries Outlook (8)

CHART
Cooler By Design.

$ millions except per share amounts	Chart Standalone FY2023 (1)	Howden ~9 Months 2023 (6)	Cost Synergies realized in FY 2023	Additional Financing and Deal Costs in 2023	Chart Industries Consolidated FY2023
Revenue	$2,100 - $2,200	$1,550 - $1,600	-		$3,650 - $3,800
Adjusted EBITDA (3), (4)	$440 - $480	$280 - $300	$50 - $60		$770 - $810
Free cash flow (5)	$250 - $300	$190 - $210	$40 - $50	(~$185)(7)	$300 - $350
Diluted share count					~47M
Adjusted diluted EPS (2)					**$5.50 - $6.70**

Note: Guidance does not include targeted proceeds from potential divestitures of ~ $500 million which are targeted to complete in the second quarter 2023 or early third quarter 2023

Chart Industries Consolidated Adjusted Free Cash Flow Bridge (8)	
Adjusted EBITDA (3), (4)	$770 - $810
Less: Interest expense	~250
Net: Cash tax, non-cash, working capital	90 - 110
Costs to achieve synergies	~15
Capital expenditures	90 - 100
Free Cash Flow (5)	**$300 - $350**
Less: Series B dividend	~25
Cash available for debt paydown	**$275 - $325**

1) *Chart standalone FY2023 outlook is unchanged from previously communicated guidance*
2) *Adjusted diluted EPS (a non-GAAP measure) guidance excludes incremental intangible amortization related to Howden acquisition.*
3) *Chart consolidated FY2023 is line with previously communicated 12-month pro forma illustrative EBITDA of ~$1B at the mid-point of the range*
4) *EBITDA and Adjusted EBITDA are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net income in accordance with U.S. GAAP. Management believes that EBITDA and Adjusted EBITDA facilitate useful period-to-period comparisons of financial results and the information is used by us in evaluating our internal performance.*
5) *"Free cash flow" and "adjusted free cash flow" are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to net cash provided by (used in) operating activities in accordance with U.S. GAAP. The Company believes this figure is of interest to investors and facilities useful period-to-period comparisons of the Company's operating results.*
6) *Ownership period: Howden close to 12/31/2023*
7) *Approximate due to variability in floating rate and estimate in costs*
8) *From continuing operations; assumes Pacific Fertility Settlement related to discontinued operations funded by existing debt*

GTLS: GAS TO LIQUID SYSTEMS®
© 2022 Chart Industries, Inc. Confidential and Proprietary
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Pro Forma Adjusted EBITDA Bridge 2023 to 2024 Combined Chart + Howden Reiterating our 2024 Combined EBITDA Forecast Revenue growth led by energy transition markets and backlog conversion Implied organic volume leverage of ~30% Favorable mix driven by energy transition verticals Cost synergies embedded in margin expansion and SG&A improvement